UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 3, 2010

Amazon Goldsands Ltd.
(Exact name of registrant as specified in its charter)

Nevada	000-51203	98-0425310
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Jiron Caracas 2226, Jesús María, Lima 11, Peru	________
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (51 1) 989 184706

_______________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events.

On September 18, 2008 (the “Initial Effective Date”), Amazon Goldsands Ltd. (the “Company”) entered into a Mineral Rights Option Agreement (the “Option Agreement”) with Temasek Investments Inc. (“Temasek”), a company incorporated under the laws of Panama.  Pursuant to the Option Agreement, the Company acquired four separate options from Temasek, each providing for the acquisition of a twenty-five percent interest in certain mineral rights (the “Mineral Rights”) in certain properties in Peru (the “Peru Property”), potentially resulting in our acquisition of one hundred percent of the Mineral Rights.  The Mineral Rights are currently owned by Rio Santiago Minerales S.A.C. ("Rio Santiago").  Beardmore Holdings, Inc. ("Beardmore"), a wholly-owned subsidiary of Temasek, owns 999 shares of the 1,000 shares of Rio Santiago that are issued and outstanding.  Temasek owns the single remaining share of Rio Santiago.  The acquisition by the Company of each twenty-five percent interest in the Mineral Rights is structured to occur through the transfer to the Company of twenty-five percent of the outstanding shares of Beardmore upon the exercise of each of the four options.

The Company exercised the initial option to acquire a twenty-five percent interest in the Mineral Rights by fulfilling the following conditions:

•	Payment of $250,000 by the Company to Temasek following the execution of the Option Agreement;

•	Issuance of 2,500,000 shares of the Company’s common stock to Temasek within five business days from the Initial Effective Date (September 18, 2008); and

•	Payment of an additional amount of $250,000 to Temasek within ninety days of the Initial Effective Date (September 18, 2008), which payment was received by Temasek on January 12, 2009.

On May 12, 2009, the Company entered into an agreement with Temasek to amend the Temasek Option Agreement (the “Amended Option Agreement”) in order to revise the conditions required by the Company to exercise the second, twenty-five percent option.  Under the terms of the Amended Option Agreement, the Company may exercise the second, twenty-five percent option, resulting in the Company’s acquisition of a fifty percent interest in the Mineral Rights, after fulfilling the following conditions:

•
Issuance of 3,500,000 additional shares of the Company’s common stock to Temasek by March 18, 2009, which is within six months from the Initial Effective Date, or as soon as practicable thereafter, and

•
Payment by September 18, 2009, which is within twelve months from the Initial Effective Date, of an additional $750,000 to Temasek, plus interest at a rate of 5% per annum accruing from the date of the Amended Option Agreement to the date that payment is made.

On June 23, 2009, the Company issued 3,500,000 shares of common stock to Temasek and its designees as partial consideration for the exercise of the second, twenty-five percent option to acquire an aggregate fifty percent interest in the Mineral Rights.

On February 3, 2010, we executed an agreement with Temasek to again amend the Temasek Option Agreement (the “Second Amended Option Agreement”) in order to revise the payment terms for the $750,000 outstanding that is required to be paid by the Company in order to complete the exercise of the second, twenty-five percent option.  Under the terms of the Second Amended Option Agreement, the Company may exercise the second, twenty-five percent option, resulting in the Company’s acquisition of a fifty percent interest in the Mineral Rights, after making payment to Temasek of $750,000 by March 5, 2010, which is within thirty days of the effective date of the Second Amended Option Agreement.

Under the terms of the initial Option Agreement, the Company could exercise the third, twenty-five percent option, resulting in the Company’s acquisition of a seventy-five percent interest in the Mineral Rights, after fulfilling the following conditions by September 18, 2009, which is within twelve months of the Initial Effective Date:

•          Payment of an additional $1,250,000 to Temasek, and
•          Issuance of 4,500,000 additional shares of the Company’s common stock to Temasek.

Under the terms of the Second Amended Option Agreement, the parties have also agreed to revise the payment terms for the consideration required to exercise the third, twenty-five percent option.  Under the terms of the Second Amended Option Agreement, the Company may exercise the third, twenty-five percent option, resulting in the Company’s acquisition of a seventy-five percent interest in the Mineral Rights, after fulfilling the following conditions:

•           Complete the exercise of the second, twenty-five percent option, resulting in the Company’s acquisition of a fifty percent interest in the Mineral Rights;

•           Issuance of 5,000,000 shares of the Company’s common stock to Temasek, or whoever persons the Temasek indicates, by March 5, 2010, which is within 30 days of the effective date of the
             Second Amended Option Agreement;

•           Payment of $250,000 to the order and the direction of Temasek by March 5, 2010, which is within 30 days of the effective date of the Second Amended Option Agreement; and

•           Payment of $1,000,000 to the order and the direction of Temasek on or before March 18, 2010, which is within eighteen months of the Initial Effective Date.

The foregoing descriptions of the Option Agreement, the Amended Option Agreement and the Second Amended Option Agreement are qualified in their entirety by reference to Exhibit 10.1 to the Form 8-K filed on September 22, 2008, Exhibit 10.1 to the Form 10-Q filed on May 20, 2009, and Exhibit 10.3 to this Form 8-K, each which are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

     (d) Exhibits.

Exhibit No.	Description	Incorporated Herein by Reference to	Filed Herewith

10.1	Mineral Right Option Agreement between the Company and Temasek Investments Inc.	Exhibit 10.1 of Form 8-K filed September 22, 2008

10.2	First Amendment to Mineral Right Option Agreement, dated May 12, 2009.	Exhibit 10.1 of Form 10-Q filed May 20, 2009

10.3	Second Amendment to Mineral Right Option Agreement, dated February 3, 2010.		X

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 3, 2010

Amazon Goldsands Ltd.

By:	/s/ Kenneth Phillippe
Name:	Kenneth Phillippe
Title:	Chief Executive Officer, Chief Financial Officer , Secretary & Treasurer

EXHIBIT INDEX

Exhibit No.	Description	Incorporated Herein by Reference to	Filed Herewith

10.1	Mineral Right Option Agreement between the Company and Temasek Investments Inc.	Exhibit 10.1 of Form 8-K filed September 22, 2008

10.2	First Amendment to Mineral Right Option Agreement, dated May 12, 2009.	Exhibit 10.1 of Form 10-Q filed May 20, 2009

10.3	Second Amendment to Mineral Right Option Agreement, dated February 3, 2010.		X